                                                  Delaware Tax-Free Florida Fund
                                          Delaware Tax-Free Florida Insured Fund
                                                 Delaware Tax-Free New York Fund

                                                           FOR TAX-EXEMPT INCOME

                               service and guidance

                             professional management

                                      goals

                (various photos illustrating service and guidance,
                        professional management and goals)

                                                                            1999
                                                                   Annual Report

DELAWARE (SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
      Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
      Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
      Delaware Investments has approximately $47 billion in mutual fund assets and institutional advisory accounts under management for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

(photos of computer keyboard, house)

Fund Objectives:
To seek as high a level of current income exempt from federal income tax and applicable state taxes as is consistent with preservation of capital.

Table of Contents
   LETTER TO SHAREHOLDERS                  Page  1
   PORTFOLIO MANAGERS' REVIEW              Page  3
      DELAWARE TAX-FREE FLORIDA FUNDS      Page  5
      DELAWARE TAX-FREE NEW YORK FUND      Page  6
   PERFORMANCE SUMMARY                     Page  8
   STATEMENTS OF NET ASSETS                Page  11
   FINANCIAL HIGHLIGHTS                    Page  20

tax-exempt
income


tradition
                                                                  for tax-exempt
                                                                      income
                                                                         1

September 7, 1999

Dear Shareholder:

It's been a rough year for municipal bonds as the landscape for investing changed several times. Conditions varied from worldwide economic uncertainty to record-high stock market levels, leaving municipal bonds struggling to stay in the ballgame.
     At the opening of our fiscal year, nations from around the globe faced financial difficulties, threatening the stability of the global economy. Investors the world over flocked toward the safety of U.S. Treasuries--considered by many to be one of the world's safest investments. As demand for Treasury securities increased, so did their price, driving yields down.
     As the flight toward quality ensued, municipal bond prices remained relatively stable, a positive situation considering that many other fixed income alternatives suffered substantial declines. Still, the combination of decreased demand for municipal bonds and near record high levels of municipal bond supply caused municipal bonds to sell at what we considered very attractive values relative to Treasuries.
     These values drew non-traditional municipal bond investors toward the attractive yields municipal bonds offered compared to Treasuries. These investors included those who are not eligible for the tax advantages that municipal bonds offer--that is, non-U.S. residents or life insurance or pension companies. Demand by these new players helped municipal bond prices remain stable amidst global turbulence.
     Stability returned to the equity markets in late autumn after the Federal Reserve Board lowered the federal funds rate (the rate banks charge each other for overnight lending) three times. Investors ventured back into other types of investments including stocks and, to a small degree, municipal bonds. From late autumn, municipal bonds outperformed Treasuries until the spring of 1999.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
AS OF AUGUST 31, 1999

                                                                    One Year         Three Years
------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund A Class                               -1.50%            +6.18%
Lipper Florida Municipal Debt Fund Average (63 Funds)                -1.48%            +4.95%
------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund A Class                       -0.83%            +5.85%
Lipper Florida Insured Municipal Debt Fund Average (13 Funds)        -1.69%            +5.13%
------------------------------------------------------------------------------------------------
Delaware Tax-Free New York Fund A Class                              -2.44%            +3.51%
Lipper New York Municipal Debt Fund Average (97 Funds)               -1.64%            +5.07%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                 +0.50%            +6.05%
Lehman Brothers Insured Municipal Bond Index                         -0.29%            +6.01%

--------------------------------------------------------------------------------
The results shown above are based on net asset value and assume reinvestment of distributions. For complete performance for all classes, see pages 8 through 10. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives. The Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index are unmanaged and include no management fees or expenses. You cannot invest directly in any index. Performance of other Fund Classes vary due to different fees and expenses. Past performance does not guarantee future results.

for tax-exempt
    income
       2

The yield difference between municipal bonds and Treasuries moved more in line with historical levels in early spring, reducing municipal bonds' attractiveness to non-traditional investors. As a result, many moved their assets to higher yielding investment vehicles, reducing municipal demand and pushing prices lower. As a result of lower bond demand and fears of increasing inflation, municipal yields rose proportionally with Treasuries throughout much of spring and early summer.
     To curb potential inflation, the Federal Reserve Board raised the federal funds rate on June 30 and then again on August 24.
     Investors were reassured when fears of inflation were calmed after the second rate increase and municipal bond prices began to rise.
     The municipal bond market was thrown a few curve balls over the past few months but now looks as if it may be ready to step back up to the plate. Bond yields have been on the rise, particularly in the last few days of the fiscal period. 30-year AAA general obligation municipal bond yields have increased from 4.86% on August 31, 1998 to 5.52% on August 31, 1999 (Source: Municipal Market
Data). As a result, retail investors have recently returned to the market, showing a renewed interest in the municipal bond arena.
     On the following pages, Patrick Coyne and Mitchell Conery, senior portfolio managers for Delaware Tax-Free Florida Funds and Delaware Tax-Free New York Fund, discuss in further detail the performance of each Fund over the past year. We strongly urge you to review their commentary.
     We see the coming year as a time to be cautiously optimistic. Investors appear much more interested in municipal bonds recently, which could contribute to attractive municipal bond performance as we move into fiscal 2000. As you and your financial adviser work together to review your investment portfolio, remember that municipal bonds provide solid opportunities for tax-advantaged investing. We believe state and locally issued bonds provide an attractive level of current income that is generally exempt from both federal and state income taxes for residents of states where the bonds are issued.
     Thank you for your continued confidence in Delaware Investments. We look forward to reporting to you again in the fall.


Sincerely,

/s/ WAYNE A. STORK
------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ DAVID K. DOWNES
------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds

discipline
                                                                  for tax-exempt
                                                                      income
                                                                        3

Portfolio Managers' Review

BY PATRICK P. COYNE AND
MITCHELL L. CONERY
Vice Presidents/Senior Portfolio Managers
September 7, 1999

FLUCTUATING INTEREST RATES OVER THE past year have increased volatility in the bond markets. In the fall of 1998, responding to strains on the global economy, the Federal Reserve Board lowered short-term interest rates three times. This led to strong performance in the municipal bond arena over the winter.
      In order to realize the Funds' income potential to the greatest extent possible, we lengthened the duration of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates.
     As winter came to an end, economic indicators hinted at inflationary conditions on the horizon. Municipal bond yields rose and prices fell as investors sought to preserve capital through very safe investments, like U.S. Treasuries. In an attempt to thwart inflation, the Fed raised the federal funds rate for the first time on June 30 and then once more on August 24. This sequence of interest rate hikes pushed bond yields even higher, hampering short-term bond fund performance, particularly for funds with longer durations, like Tax-Free Florida and Tax-Free New York Funds.
      For the one-year period ended August 31, 1999, Delaware Tax-Free New York Fund did not perform as well as the average of funds with similar strategies, as tracked by Lipper Analytical (see page 1 for further detail). The primary reason for this is that we have maintained a longer duration than the average of the funds included in this category. The Lipper category to which these Funds are assigned does not place any restrictions on duration, so the funds we are measured against may have very different durations. When interest rates went up, we were harder hit than mutual funds with shorter durations. Delaware Tax-Free Florida Fund kept pace with its peers in the Lipper Florida Municipal Debt Fund average. The Fund's long-term performance remains positively strong. We believe funds like ours with a longer average duration should be well positioned over the coming year as we expect interest rates to remain stable or increase only slightly.

market
overview
for tax-exempt
    income
       4

Delaware Tax-Free Florida Insured Fund was able to preserve capital to a greater extent than the average of its peers in the Lipper Florida Insured Municipal Debt Fund category (see page 1 for further detail). We attribute its performance to its conservative investment strategy.
     Because municipal bonds were selling at a considerable discount to Treasuries throughout much of late winter and early spring, we were able to purchase new securities at what we considered very attractive prices, enabling us to reposition the Funds' portfolios for the remainder of calendar 1999. We chose to focus on municipal bonds with the following features:

o Longer duration -- We expect that over the next few months interest rates will either remain stable or increase only slightly. Although bonds with longer durations can be more volatile in the short term, they do have the potential to provide greater capital appreciation over the long haul.
o Call protection -- This provision ensures that the issuer of the bond cannot redeem the bond until a specified time. This means a bond purchaser, like us, can collect the specified bond yield until we choose to sell the bond or the stated call date occurs.

      The bond market staged a comeback late in our fiscal period, although not early enough to have a significant impact on our fiscal period performance. We expect the coming months to provide a more stable interest rate environment, one that favors our current positioning.
      As always, we strive to seek a high level of current income free of federal and state income taxes for residents of the state where the bond is issued. Among other factors, we pay particular attention to the following when selecting bonds for each Fund:

o    The financial strength of the issuer; and,
o    The revenue expected from the project backing the bond.

MUNICIPAL BOND ISSUANCE FALLS IN 1999
Municipal bond supply has drastically decreased since last year, when many municipalities took advantage of low rates to finance new education, health care and transportation projects. In 1998, $285 billion worth of municipal bonds were issued--the second largest annual volume in the market's history. So far in calendar 1999, municipal bond volume has dropped substantially through August 31--by 26% in Florida and by 55% in New York (Source: The Bond Buyer). The drop in supply should, in our opinion, give the market the opportunity to absorb last year's monumental issuance and increase the potential for capital appreciation over the coming year.

Because municipal bonds were selling at a considerable discount to Treasuries throughout much of late winter and early spring, we were able to purchase new securities at what we considered very attractive prices.

(photo of computer keyboard)
                                                                  for tax-exempt
                                                                      income
                                                                         5

(photo of globes)

     On the pages that follow we will take a closer look at the Funds in the context of their individual state.

DELAWARE TAX-FREE
FLORIDA FUNDS
In order to increase the income potential of the Delaware Tax-Free Florida Funds, we lengthened the duration of each Fund over the past year. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. We lengthened Delaware Tax-Free Florida Fund's average duration over the past 12 months by 1.5 years to 9.2 years. Currently, the average duration of the funds in the Lipper Florida Municipal Debt Funds category is shorter than the duration of Delaware Tax-Free Florida Fund (Source:
Lipper Analytical). Because of this, when interest rates went up, our bond prices declined more than mutual funds that were shorter in duration. Since we expect interest rates to remain stable or increase slightly, we think this situation will reverse and that funds with a longer average duration will perform well over the coming year.
      In order to remain consistent with the Fund's more conservative investment objectives, we maintain a shorter duration for Delaware Tax-Free Florida Insured Fund than for Delaware Tax-Free Florida Fund. Delaware Tax-Free Florida Insured Fund's duration is in line with the average of its peers in the Lipper Florida Insured Municipal Debt Funds average (Source: Lipper Analytical). We lengthened Delaware Tax-Free Florida Insured Fund's average duration over the past 12 months by 2.7 years to 7.9 years.
      Demand for insured municipal bonds, which guarantee the payment of principal and interest, remained strong in Florida over the past year. Approximately 70% of all new municipal bonds issued in Florida are insured, more than in most states. (Source: The Bond Buyer).

tax-free
florida

(line graph)
MUNICIPAL BONDS OFFER GOOD VALUE COMPARED TO TREASURIES
--------------------------------------------------------------------------------
AUGUST 31, 1999

Aug. '89             0.85%
Sep. '89             0.87%
Oct. '89             0.90%
Nov. '89             0.87%
Dec. '89             0.86%
Jan. '90             0.83%
Feb. '90             0.82%
Mar. '90             0.83%
Apr. '90             0.82%
May '90              0.82%
Jun. '90             0.85%
Jul. '90             0.83%
Aug. '90             0.81%
Sep. '90             0.81%
Oct. '90             0.81%
Nov. '90             0.82%
Dec. '90             0.85%
Jan. '91             0.84%
Feb. '91             0.84%
Mar. '91             0.84%
Apr. '91             0.83%
May '91              0.82%
Jun. '91             0.83%
Jul. '91             0.82%
Aug. '91             0.83%
Sep. '91             0.85%
Oct. '91             0.83%
Nov. '91             0.83%
Dec. '91             0.87%
Jan. '92             0.84%
Feb. '92             0.83%
Mar. '92             0.83%
Apr. '92             0.81%
May '92              0.82%
Jun. '92             0.80%
Jul. '92             0.79%
Aug. '92             0.82%
Sep. '92             0.84%
Oct. '92             0.85%
Nov. '92             0.82%
Dec. '92             0.83%
Jan. '93             0.83%
Feb. '93             0.80%
Mar. '93             0.84%
Apr. '93             0.82%
May '93              0.82%
Jun. '93             0.82%
Jul. '93             0.84%
Aug. '93             0.87%
Sep. '93             0.86%
Oct. '93             0.87%
Nov. '93             0.86%
Dec. '93             0.82%
Jan. '94             0.83%
Feb. '94             0.84%
Mar. '94             0.87%
Apr. '94             0.84%
May '94              0.81%
Jun. '94             0.83%
Jul. '94             0.82%
Aug. '94             0.82%
Sep. '94             0.81%
Oct. '94             0.82%
Nov. '94             0.84%
Dec. '94             0.84%
Jan. '95             0.81%
Feb. '95             0.80%
Mar. '95             0.80%
Apr. '95             0.82%
May '95              0.85%
Jun. '95             0.89%
Jul. '95             0.86%
Aug. '95             0.88%
Sep. '95             0.90%
Oct. '95             0.88%
Nov. '95             0.87%
Dec. '95             0.88%
Jan. '96             0.87%
Feb. '96             0.84%
Mar. '96             0.86%
Apr. '96             0.84%
May '96              0.84%
Jun. '96             0.83%
Jul. '96             0.82%
Aug. '96             0.81%
Sep. '96             0.80%
Oct. '96             0.83%
Nov. '96             0.84%
Dec. '96             0.82%
Jan. '97             0.82%
Feb. '97             0.81%
Mar. '97             0.81%
Apr. '97             0.81%
May '97              0.80%
Jun. '97             0.80%
Jul. '97             0.82%
Aug. '97             0.81%
Sep. '97             0.82%
Oct. '97             0.85%
Nov. '97             0.86%
Dec. '97             0.85%
Jan. '98             0.86%
Feb. '98             0.86%
Mar. '98             0.87%
Apr. '98             0.87%
May '98              0.87%
Jun. '98             0.90%
Jul. '98             0.89%
Aug. '98             0.94%
Sep. '98             0.97%
Oct. '98             0.96%
Nov. '98             0.96%
Dec. '98             0.97%
Jan. '99             0.95%
Feb. '99             0.89%
Mar. '99             0.88%
Apr. '99             0.87%
May '99              0.86%
Jun. '99             0.87%
Jul. '99             0.86%
Aug. '99             0.89%

Municipal Bonds are considered to be undervalued

Municipal bonds typically offer about 84% of the income that is offered by comparable Treasury Securities (Source:Municipal Market Data).

The above chart shows the percentage of income that the average 30-year AAA-rated general obligation bond provided compared to a 30-year U.S. Treasury bond. The U.S. government does not guarantee principal and interest of municipal bonds, unlike Treasuries. Municipal bonds have historically had annual default rates of less than 2%.
Source: Municipal Market Data
for tax-exempt
    income
       6

     For both Funds, we maintain a focus on high-grade bonds so that as we aim to increase the Funds' income potential, we strive not to increase our credit risks. As of August 31, 1999, over 86% of Delaware Tax-Free Florida Fund's net assets were allocated to bonds rated investment grade (bonds rated BBB or higher by Moody's or Standard & Poor's).
     As mandated by the Fund's investment policies, Delaware Tax-Free Florida Insured Fund continues to invest exclusively in insured municipal bonds rated AAA by Moody's or Standard & Poor's, the highest credit quality available.

DELAWARE TAX-FREE
NEW YORK FUND
The New York state economy continued to grow over the course of the past year, although not as briskly as the national economy. As the 10th largest economy in the world, its mammoth size may be what has hindered it from growing at the lively pace of our national economy. New York's diverse economy contributes to the state's economic strength. The state accounts for nearly eight percent of the United States' Gross Domestic Product (Source: New York state economic data).
      The supply of newly issued New York municipal bonds has decreased dramatically since fiscal 1998. So far through August 31, 1999, New York has issued over 51% fewer bonds than during the same period in 1998. Despite the drastic decrease in new issues, New York issued the second largest number of bonds in the nation, second only to California (Source: The Bond Buyer).
      In early winter, as interest rates were stabilizing, we substantially lengthened your Fund's duration. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Our goal was to increase the Fund's income potential to the greatest extent possible, consistent with the preservation of capital.
     As we reported in March, this strategy was successful for most of the winter when interest rates remained stable. Rising tax-free
new york

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AUGUST 31, 1999

                              Delaware Tax-Free      Delaware Tax-Free         Delaware Tax-Free
                                Florida Fund        Florida Insured Fund         New York Fund
------------------------------------------------------------------------------------------------
Weighted Average
   Effective Maturity+           16.58 years             12.05 years              22.62 years
Average Duration++               9.22 years              7.88 years               9.63 years
Average Coupon                      5.75%                   5.91%                    5.88%
AMT Income*                         6.28%                  22.13%                    5.45%
------------------------------------------------------------------------------------------------
                                  Before Expense            Before Expense          Before Expense
Current 30-Day SEC Yield**          Limitation               Limitation               Limitation
   (Class A)                4.72%      4.35%          4.29%     4.29%          4.72%     4.02%
   (Class B)                4.15%      3.77%          3.70%     3.70%          4.15%     3.43%
   (Class C)                4.15%      3.77%          3.70%     3.70%          4.16%     3.43%

   + Weighted average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.
  ++ Average duration is the average measure of each portfolio security's length. It indicates how interest rate changes will affect a bond's price.
   * Amount of income subject to the federal alternative minimum tax for the year ended August 31, 1999.
  **  Calculated according to Securities and Exchange Commission guidelines.

      An expense limitation for each fund was in effect for the period shown. Performance would have been lower without the limitation. See page 28 for additional information.

                                                                  for tax-exempt
                                                                      income
                                                                         7

(photo of people on beach)

interest rates this past summer, however, created turbulence for municipal bonds, particularly for funds like Delaware Tax-Free New York Fund that were relatively long in duration.
     The Fund's average duration hit a peak of 10.1 years on July 16. As inflation fears continued and it became apparent that the Federal Reserve Board might raise the federal funds rate for a second time, we shortened the Fund's duration a bit. As of August 31, 1999 the Fund's average duration was 9.6 years. The shorter duration helped us to preserve capital to a greater extent during the remainder of the summer than if we had maintained a longer duration.
     To offset the risks associated with investing in bonds that are longer in duration, we maintained our focus on pre-refunded bonds. Pre-refunded bonds, which are issued by municipalities to refinance existing debt at lower interest rates, are generally rated AAA and are backed by the safety of the U.S. government. As of August 31, 1999, over 24% of the Fund's portfolio was invested in pre-refunded issues.
     Despite dozens of New York State tax cuts over the past three years, taxes on New York citizens remain the heaviest in the nation. Municipal bonds are still an attractive alternative for New York residents seeking income that is exempt from federal, state and sometimes local taxes.

OUTLOOK
Over the next few months we expect conditions for municipal bond investors to improve. Stock market volatility has begun to take its toll on investors and many have returned to the bond market, including to municipal bond mutual funds (Source: Bloomberg Business News).
     Decreased municipal bond supply over the past year has enabled the market to absorb a lot of the overwhelming number of municipal bonds issued in 1998. This should, in our opinion, allow greater potential for capital appreciation as the availability of these bonds decreases.
     It is our opinion that there is some risk of inflation in the near future, but we believe that interest rates should remain relatively stable or increase only slightly. For this reason, we plan to maintain a longer average duration for both Delaware Tax-Free Florida Fund and Delaware Tax-Free New York Fund while focusing on bonds with high credit ratings. We believe that relatively stable interest rates should provide an environment that will enable these Funds to take advantage of increased income potential over the next few months.

outlook

CREDIT QUALITY
--------------------------------------------------------------------------------
AUGUST 31, 1999
                        Tax-Free        Tax-Free Florida        Tax-Free
                      Florida Fund        Insured Fund        New York Fund
--------------------------------------------------------------------------------
AAA                      45.1%               100%                45.4%
AA                       21.5%                 0%                11.3%
A                        15.0%                 0%                39.7%
BBB                       4.5%                 0%                 3.6%
Unrated*                 13.9%                 0%                   0%

* Many unrated bonds in this portfolio may be of investment grade quality, based on the portfolio managers' analysis of each individual bond.

for tax-exempt
    income
       8

Performance Summary

(line graph)
DELAWARE TAX-FREE FLORIDA FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
MARCH 2, 1995 (FUND INCEPTION) TO AUGUST 31, 1999

                   Delaware Tax-Free       Lehman Brothers
                     Florida Fund              Municipal
                        Class A               Bond Index
--------------------------------------------------------------------------------
Mar. '95               $ 9,625                 $10,000
May '95                 10,098                  10,331
Aug. '95                10,088                  10,469
Nov. '95                10,676                  10,866
Feb. '96                10,806                  10,978
May '96                 10,538                  10,803
Aug. '96                10,795                  11,017
Nov. '96                11,244                  11,505
Feb. '97                11,347                  11,583
May '97                 11,527                  11,698
Aug. '97                11,895                  12,036
Nov. '97                12,258                  12,329
Feb. '98                12,611                  12,642
May '98                 12,804                  12,795
Aug. '98                13,122                  13,077
Nov. '98                13,273                  13,287
Feb. '99                13,360                  13,419
May '99                 13,312                  13,400
Aug. '99               $12,924                 $13,148

Chart assumes $10,000 invested on March 2, 1995, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. The Lehman Brothers Municipal Bond Index tracks approximately 15,000 municipal bonds with a rating of Baa or higher.

DELAWARE TAX-FREE FLORIDA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                 Lifetime     Three Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge         +6.80%         +6.18%         -1.50%
   Including Sales Charge         +5.89%         +4.84%         -5.22%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
   Excluding Sales Charge         +5.39%         +5.51%         -2.24%
   Including Sales Charge         +4.74%         +4.60%         -5.99%
--------------------------------------------------------------------------------
Class C (Est. 4/22/95)
   Excluding Sales Charge         +5.56%         +5.39%         -2.33%
   Including Sales Charge         +5.56%         +5.39%         -3.26%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                      income
                                                                         9

(line graph)
DELAWARE TAX-FREE FLORIDA INSURED FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
JANUARY 1, 1992 (FUND INCEPTION) TO AUGUST 31, 1999

                   Delaware Tax-Free           Lehman Brothers
                  Florida Insured Fund        Insured Municipal
                         Class A                 Bond Index
--------------------------------------------------------------------------------
Jan. '92                $ 9,625                   $10,000
Feb. '92                  9,753                    10,027
Mar. '92                  9,767                    10,027
Apr. '92                  9,830                    10,115
May '92                   9,972                    10,235
Jun. '92                 10,135                    10,419
Jul. '92                 10,448                    10,779
Aug. '92                 10,284                    10,645
Sep. '92                 10,379                    10,697
Oct. '92                 10,273                    10,574
Nov. '92                 10,552                    10,816
Dec. '92                 10,707                    10,933
Jan. '93                 10,836                    11,054
Feb. '93                 11,183                    11,503
Mar. '93                 11,208                    11,364
Apr. '93                 11,326                    11,497
May '93                  11,393                    11,571
Jun. '93                 11,587                    11,767
Jul. '93                 11,602                    11,792
Aug. '93                 11,882                    12,045
Sep. '93                 12,002                    12,186
Oct. '93                 12,047                    12,202
Nov. '93                 11,886                    12,087
Dec. '93                 12,071                    12,357
Jan. '94                 12,333                    12,500
Feb. '94                 11,992                    12,151
Mar. '94                 11,483                    11,581
Apr. '94                 11,259                    11,700
May '94                  11,422                    11,813
Jun. '94                 11,318                    11,726
Jul. '94                 11,562                    11,971
Aug. '94                 11,558                    11,986
Sep. '94                 11,316                    11,788
Oct. '94                 11,038                    11,549
Nov. '94                 10,702                    11,340
Dec. '94                 11,026                    11,618
Jan. '95                 11,428                    12,004
Feb. '95                 11,948                    12,373
Mar. '95                 12,084                    12,511
Apr. '95                 12,079                    12,522
May '95                  12,524                    12,944
Jun. '95                 12,365                    12,802
Jul. '95                 12,408                    12,904
Aug. '95                 12,500                    13,078
Sep. '95                 12,700                    13,168
Oct. '95                 12,925                    13,392
Nov. '95                 13,187                    13,633
Dec. '95                 13,366                    13,774
Jan. '96                 13,447                    13,874
Feb. '96                 13,316                    13,763
Mar. '96                 13,013                    13,562
Apr. '96                 12,955                    13,516
May '96                  12,935                    13,510
Jun. '96                 13,053                    13,668
Jul. '96                 13,208                    13,793
Aug. '96                 13,238                    13,788
Sep. '96                 13,420                    13,990
Oct. '96                 13,578                    14,156
Nov. '96                 13,825                    14,434
Dec. '96                 13,754                    14,359
Jan. '97                 13,759                    14,379
Feb. '97                 13,893                    14,512
Mar. '97                 13,690                    14,296
Apr. '97                 13,839                    14,423
May '97                  14,053                    14,649
Jun. '97                 14,206                    14,806
Jul. '97                 14,690                    15,260
Aug. '97                 14,528                    15,085
Sep. '97                 14,709                    15,278
Oct. '97                 14,834                    15,380
Nov. '97                 14,936                    15,479
Dec. '97                 15,169                    15,733
Jan. '98                 15,338                    15,907
Feb. '98                 15,345                    15,896
Mar. '98                 15,359                    15,903
Apr. '98                 15,325                    15,817
May '98                  15,536                    16,092
Jun. '98                 15,599                    16,158
Jul. '98                 15,645                    16,192
Aug. '98                 15,833                    16,474
Sep. '98                 15,994                    16,699
Oct. '98                 15,999                    16,691
Nov. '98                 16,077                    16,754
Dec. '98                 16,097                    16,785
Jan. '99                 16,275                    16,989
Feb. '99                 16,213                    16,892
Mar. '99                 16,230                    16,926
Apr. '99                 16,252                    16,958
May '99                  16,142                    16,835
Jun. '99                 15,875                    16,560
Jul. '99                 15,880                    16,612
Aug. '99                $15,700                   $16,425

Chart assumes $10,000 invested on January 1, 1992, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. The Lehman Brothers Insured Municipal Bond Index tracks approximately 5,100 municipal bonds that are backed by an insurer and have a rating of BBB or higher.

DELAWARE TAX-FREE FLORIDA INSURED FUND
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                 Lifetime          Five Years         One Year
--------------------------------------------------------------------------------
Class A (Est. 1/1/92)
   Excluding Sales Charge         +6.61%             +6.33%            -0.83%
   Including Sales Charge         +6.08%             +5.51%            -4.53%
--------------------------------------------------------------------------------
Class B (Est. 3/11/94)
   Excluding Sales Charge         +4.80%             +5.70%            -1.58%
   Including Sales Charge         +4.65%             +5.38%            -5.36%
--------------------------------------------------------------------------------
Class C (Est. 9/29/97)+
   Excluding Sales Charge         +2.65%                               -1.58%
   Including Sales Charge         +2.65%                               -2.52%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

+ Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

for tax-exempt
    income
      10

(line graph)
DELAWARE TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
TEN YEARS ENDED AUGUST 31, 1999

                          Delaware Tax-Free                  Lehman Brothers
                           New York Fund                         Municipal
                               Class A                          Bond Index
--------------------------------------------------------------------------------
Aug. '89                      $ 9,625                           $10,000
Nov. '89                        9,774                            10,269
Feb. '90                        9,823                            10,397
May '90                         9,904                            10,550
Aug. '90                       10,010                            10,643
Nov. '90                       10,290                            11,060
Feb. '91                       10,516                            11,356
May '91                        10,779                            11,613
Aug. '91                       11,056                            11,898
Nov. '91                       11,350                            12,195
Feb. '92                       11,555                            12,490
May '92                        11,864                            12,754
Aug. '92                       12,405                            13,197
Nov. '92                       12,575                            13,418
Feb. '93                       13,304                            14,209
May '93                        13,425                            14,280
Aug. '93                       13,822                            14,840
Nov. '93                       13,876                            14,906
Feb. '94                       13,989                            14,996
May '94                        13,725                            14,633
Aug. '94                       13,923                            14,861
Nov. '94                       13,476                            14,123
Feb. '95                       14,170                            15,278
May '95                        14,585                            15,966
Aug. '95                       14,736                            16,179
Nov. '95                       15,103                            16,792
Feb. '96                       15,230                            16,966
May '96                        15,025                            16,695
Aug. '96                       15,253                            17,026
Nov. '96                       15,623                            17,779
Feb. '97                       15,718                            17,900
May '97                        15,830                            18,077
Aug. '97                       16,149                            18,600
Nov. '97                       16,477                            19,053
Feb. '98                       16,839                            19,536
May '98                        16,990                            19,773
Aug. '98                       17,319                            20,208
Nov. '98                       17,565                            20,533
Feb. '99                       17,699                            20,737
May '99                        17,532                            20,708
Aug. '99                      $16,894                           $20,319


Chart assumes $10,000 invested on September 1, 1989, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. The Lehman Brothers Municipal Bond Index tracks approximately 15,000 municipal bonds with a rating of Baa or higher.

DELAWARE TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                            Lifetime      Ten Years      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 11/6/87)
   Excluding Sales Charge    +6.54%        +5.79%          +3.98%         -2.44%
   Including Sales Charge    +6.20%        +5.39%          +3.19%         -6.14%
--------------------------------------------------------------------------------
Class B (Est. 11/14/94)
   Excluding Sales Charge    +4.13%                                       -3.18%
   Including Sales Charge    +3.78%                                       -6.88%
--------------------------------------------------------------------------------
Class C (Est. 4/26/95)
   Excluding Sales Charge    +2.99%                                       -3.08%
   Including Sales Charge    +2.99%                                       -4.01%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                        for tax-exempt income 11

Financial Statements

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE FLORIDA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.02%
Continuing Care/retirement Revenue
 Bonds - 7.10%
Jacksonville Health Facilities Authority (Cypress
   Village Project National Benevolent Association)
   Series A 6.125% 12/1/16...........................     $200,000  $   200,466
Orange County Florida Health Facilities
   5.25% 6/1/19......................................      500,000      480,360
Palm Beach Health Facilities Authority (Adult
   Community Services) 5.625% 11/15/20...............      250,000      239,970
Volusia County Health Facilities Authority (John
   Knox Village) Series A 6.00% 6/1/17...............      250,000      257,510
                                                                    -----------
                                                                      1,178,306
                                                                    -----------
Higher Education Revenue Bonds - 3.96%
Pinellas County Educational Facilities Authority
   (Clearwater Christian College Private
   Placement) 8.00% 2/1/11...........................      400,000      431,080
Pinellas Educational Authority Revenue
   5.38% 10/1/28.....................................      250,000      225,140
                                                                    -----------
                                                                        656,220
                                                                    -----------
Highway Revenue Bonds - 1.06%
Dunes Community Development District-Intracoastal
   Waterway Bridge (ITT Industries Corporation)
   5.50% 10/1/07.....................................      175,000      176,339
                                                                    -----------
                                                                        176,339
                                                                    -----------
Hospitals Revenue Bonds - 16.81%
Hillsborough County Industrial Development Authority
   (University Community Hospital) 5.63%
   8/15/23...........................................    1,000,000      925,190
Hillsborough County (Tampa General Hospital)
   6.375% 10/1/13 (FSA)..............................      100,000      106,299
Lee County Hospital Board (Lee Memorial Hospital)
   6.35% 3/26/20 (MBIA)..............................      500,000      528,825
Leesburg Regional Medical Center Project Series A
   6.125% 7/1/12.....................................      100,000      102,921
North Miami Health Facilities Authority (Catholic
   Health Services) 6.00% 8/15/16
   (LOC Suntrust Bank-Miami).........................      500,000      510,385
Palm Beach County Florida Health Facilities
   Hospital 5.00% 12/1/23............................      550,000      485,897
Puerto Rico Industrial Tourist Educational
   Medical & Environmental Control Facilities
   (Mennonite General Hospital)
   Series A 5.625% 7/1/27............................      140,000      129,377
                                                                    -----------
                                                                      2,788,894
                                                                    -----------

--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Housing Revenue Bonds - 9.12%
Dade County Housing Finance Authority (Lincoln
 Fields Apartments Section 8)
   6.25% 7/1/24 (FHA/MBIA)...........................     $500,000  $   509,750
Duval Housing Finance Authority (St. Augustine
   Apartments) 6.00% 3/1/21..........................      300,000      302,577
Florida Housing Finance Agency (Homeowner
   Mortgage) Series 1B 6.00% 7/1/17
   (FHA/VA)..........................................      185,000      188,498
Florida Housing Finance Agency (The Vineyards
   Project) Series H 6.40% 11/1/15...................      500,000      511,770
                                                                    -----------
                                                                      1,512,595
                                                                    -----------
Industrial Development Revenue Bonds - 6.61%
Polk County Industrial Development Authority
   Solid Waste Disposal (Tampa Electric Company
   Project) 5.85% 12/1/30 (AMT)......................      350,000      353,696
Saint Johns County Industrial Development
   Authority (Professional Golf Hall of Fame)
   Series A 5.50% 3/1/17.............................      750,000      743,347
                                                                    -----------
                                                                      1,097,043
                                                                    -----------
Lease/Certificates of Participation - 12.17%
Brevard County School Board
   5.50% 7/1/21 (AMBAC)..............................      750,000      737,775
Florida St. University Systems Certificates of
   Participation 5.00% 5/1/18........................      400,000      371,964
Hillsborough County Florida School Board
   Certificates of Participation (Master Lease
   Program) Series A 5.00% 7/1/23 (MBIA).............    1,000,000      910,510
                                                                    -----------
                                                                      2,020,249
                                                                    -----------
*Pre-Refunded/Escrowed to Maturity
 Bonds - 4.67%
Miramar Wastewater Improvement
   6.75% 10/1/25-04 (FGIC)...........................      100,000      111,002
Palm Beach County Health Facilities Authority
   (Good Samaritan Health System) 6.30%
   10/1/22-05........................................      130,000      141,453
St. Lucie County (Special Assessment South
   Hutchinson Island) 6.10% 11/1/20-05 (AG)..........      150,000      163,616
Volusia Florida Industrial Development Authority
   (Bishops Glen Project Retirement Health
   Facilities) 7.50% 11/1/16-06......................      320,000      359,149
                                                                    -----------
                                                                        775,220
                                                                    -----------
Recreational Facility Revenue Bonds - 5.59%
Jacksonville Sewer & Solid Waste Disposal
   Facilities Authority (Anheuser Busch Project)
   5.875% 2/1/36 (AMT)...............................      150,000      148,544

12 for tax-exempt income

DELAWARE TAX-FREE FLORIDA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Recreational Facility Revenue Bonds (Continued)

Village Center Community Development District
   (Florida Recreational Revenue) Series A
   5.50% 11/1/10 (MBIA)................................   $750,000  $   779,122
                                                                    -----------
                                                                        927,666
                                                                    -----------
Transportation Revenue Bonds - 3.94%
Florida State Mid-Bay Bridge Authority
   Series D 6.125% 10/1/22.............................    160,000      159,306
Greater Orlando Aviation Authority
   (Orlando Airport Facilities) 5.50% 10/1/17
   (FGIC/AMT)..........................................    500,000      494,895
                                                                    -----------
                                                                        654,201
                                                                    -----------
Utility Revenue Bonds - 0.53%
Puerto Rico Electric Power Authority
   Series X 5.50% 7/1/25...............................     90,000       88,169
                                                                    -----------
                                                                         88,169
                                                                    -----------
Waste Disposal Revenue Bonds - 1.21%
Dade County Solid Waste Special Obligation
   5.125% 10/1/10 (AMBAC)..............................    200,000      200,538
                                                                    -----------
                                                                        200,538
                                                                    -----------
Water & Sewer Revenue Bonds - 10.04%
Jacksonville Electric Authority Revenue Water &
   Sewer Systems Series A 5
   5.625% 10/1/37......................................    500,000      494,170
Key West Sewer 5.70% 10/1/26 (FGIC)....................    100,000      100,504
North Springs, District of Florida Water & Sewer
   4.75% 10/1/23.......................................    200,000      171,998
Peace River/Manasota Regional Water Supply
   Authority Series A 5.00% 10/1/28 (MBIA).............  1,000,000      899,800
                                                                    -----------
                                                                      1,666,472
                                                                    -----------
Other Revenue Bonds - 14.21%
Bay City, Florida Sales Tax Revenue
   4.75% 9/1/23........................................    500,000      430,125
Dade County Special Obligation Series B
   5.00% 10/1/35 (AMBAC)...............................    200,000      177,554
Lake Bernadette Community Development District
   (Special Assessment) Series A 8.00%
   5/1/17..............................................    250,000      258,665
Miami, Dade County (Special Obligation Sub)
   Series B 5.00% 10/1/37 (MBIA).......................    250,000      220,105
Northern Palm Beach County Improvement District
   (Special Assessment-Abacoa Water Control)
   7.20% 8/1/16 (FGIC).................................    300,000      324,087
Orlando, Florida (Special Assessment) Series B
   5.25% 5/1/05........................................    450,000      439,434
Orlando & Orange County Expressway Authority
   5.95% 7/1/23........................................    250,000      250,738
Tampa Palms Community Development District
   (Richmond Place Project) 7.50% 5/1/18...............    245,000      257,855
                                                                    -----------
                                                                      2,358,563
                                                                    -----------
Total Municipal Bonds (cost $16,332,620)...............              16,100,475
                                                                    -----------


--------------------------------------------------------------------------------
                                                         Number of      Market
                                                          Shares         Value
--------------------------------------------------------------------------------
Short-Term Investments - 1.55%
Norwest Advantage Municipal Money Market Fund..........    257,733  $   257,733
                                                                    -----------
Total Short-Term Investments (cost $257,733)...........                 257,733
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.57%
   (cost $16,590,353).............................................  $16,358,208
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.43%...........      237,771
                                                                    -----------
NET ASSETS APPLICABLE TO 1,576,087 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00%........................  $16,595,979
                                                                    ===========

NET ASSET VALUE - TAX-FREE FLORIDA FUND CLASS A
   ($11,406,270 / 1,083,656 SHARES)...............................       $10.53
                                                                         ======
NET ASSET VALUE - TAX-FREE FLORIDA FUND CLASS B
   ($4,467,683 / 423,882 SHARES ).................................       $10.54
                                                                         ======
NET ASSET VALUE - TAX-FREE FLORIDA FUND CLASS C
   ($722,026 / 68,549 SHARES )....................................       $10.53
                                                                         ======
------------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
   AG - Insured by Asset Guaranty
AMBAC - Insured by the AMBAC Indemnity Corporation
  AMT - Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
  FHA - Insured by the Federal Housing Authority
  FSA - Insured by Financial Security Assurance
  LOC - Letter Of Credit MBIA - Insured by the Municipal Bond Insurance
        Association
  VA - Insured by the Veterans Administration

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to
   Tax-Free Florida Fund Class A, 1,000,000,000 shares allocated to Tax-Free Florida Fund Class B, and 1,000,000,000 shares allocated to Tax-Free Florida Fund Class C.....................  $16,953,378
Accumulated net realized loss on investments......................     (125,254)
Net unrealized depreciation of investments........................     (232,145)
                                                                    -----------
Total Net Assets..................................................  $16,595,979
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
   FLORIDA FUND CLASS A
Net asset value per share (A).....................................       $10.53
Sales charge (3.75% of offering price or 3.89% of amount
   invested per share) (B)........................................         0.41
                                                                         ------
Offering price....................................................       $10.94
                                                                         ======
---------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free Florida Fund Class A.

                              See accompanying notes
                                                        for tax-exempt income 13

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE FLORIDA INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.65%
General Obligation Bonds - 6.83%
Florida State Board of Education Capital Outlay
   Public Education-Series B 4.50% 6/1/28
   (MBIA)............................................  $11,000,000  $ 8,931,560
                                                                    -----------
                                                                      8,931,560
                                                                    -----------
Higher Education Revenue Bonds - 1.61%
Escambia, Florida Housing Financial Authority
   Dormatory Revenue University of West Florida
   Foundation Income Project 4.75% 6/1/28
   (MBIA)............................................    2,500,000    2,107,125
                                                                    -----------
                                                                      2,107,125
                                                                    -----------
Hospital Revenue Bonds - 15.43%
Hillsborough County-Tampa General Hospital
   6.375% 10/1/13 (FSA)..............................    3,600,000    3,826,764
Indian River County Hospital District
   6.10% 10/1/18 (FSA)...............................    3,000,000    3,157,770
Lee County Hospital Board - Lee Memorial
   Hospital 6.35% 3/26/20 (MBIA).....................   10,000,000   10,576,497
Tallahassee Health Facilities - Tallahassee
   Memorial Regional Medical Center Series B
   6.00% 12/1/15 (MBIA)..............................    2,500,000    2,606,825
                                                                    -----------
                                                                     20,167,856
                                                                    -----------
Housing Revenue Bonds - 22.41%
Florida State Housing Finance Agency Crossings
   Indian Run Apartments HUD Series V (LOC
   First Union National Bank of North Carolina)
   6.10% 12/1/26 (AMT) (AMBAC).......................      750,000      765,308
Florida State Housing Finance Agency Crossings
   Indian Run Apartments HUD Series V (LOC
   First Union National Bank of North Carolina)
   6.20% 12/1/36 (AMT) (AMBAC).......................    1,790,000    1,839,189
Florida State Housing Finance Agency Landings at
   Sea Forest Apartments FHA Series T (LOC
   First Union National Bank of North Carolina)
   5.85% 12/1/18 (AMT) (AMBAC).......................      495,000      500,584
Florida State Housing Finance Agency Landings At
   Sea Forest Apartments FHA Series T (LOC
   First Union National Bank of North Carolina)
   6.05% 12/1/36 (AMT) (AMBAC).......................      700,000      714,322
Florida State Housing Finance Agency Leigh
   Meadows Apartments Section 8 Series N
   (LOC First Union National Bank of North Carolina)
   6.20% 9/1/26 (AMT) (AMBAC)........................    2,765,000    2,839,904
Florida State Housing Finance Agency Leigh
   Meadows Apartments Section 8 Series N (LOC
   First Union National Bank of North Carolina)
   6.30% 9/1/36 (AMT) (AMBAC)........................    2,000,000    2,069,300
Florida State Housing Finance Agency Mariner
   Club Apartments - Series K-1 6.25%
   9/1/26 (AMT) (AMBAC)..............................    2,000,000    2,075,280

--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Housing Revenue Bonds(Continued)
Florida State Housing Finance Agency Mariner
   Club Apartments Series K-1 6.375%
   9/1/36 (AMT) (AMBAC)..............................   $3,500,000   $3,641,960
Florida State Housing Finance Agency Riverfront
   Apartments Section 8 Series A 6.25%
   4/1/37 (AMT) (AMBAC)..............................    1,000,000    1,029,030
Florida State Housing Finance Agency Spinnaker
   Cove Apartments Series G (LOC First Union
   National Bank of North Carolina) 6.50%
   7/1/36 (AMT) (AMBAC)..............................      500,000      523,550
Florida State Housing Finance Agency Sterling
   Palms Apartments Series D-1 (LOC First Union
   National Bank of North Carolina) 6.30%
   12/1/16 (AMT) (AMBAC).............................    1,000,000    1,042,930
Florida State Housing Finance Agency Sterling
   Palms Apartments Series D-1 (LOC First Union
   National Bank of North Carolina) 6.40%
   12/1/26 (AMT) (AMBAC).............................    1,500,000    1,559,940
Florida State Housing Finance Agency Sterling
   Palms Apartments Series D-1 (LOC First Union
   National Bank of North Carolina) 6.50%
   6/1/36 (AMT) (AMBAC)..............................    6,540,000    6,845,680
Florida State Housing Finance Agency
   Woodbridge Apartments Series L (LOC First
   Union National Bank of North Carolina)
   6.15% 12/1/26 (AMT) (AMBAC).......................    1,750,000    1,791,913
Florida State Housing Finance Agency Woodbridge
   Apartments Series L (LOC First Union National
   Bank of North Carolina) 6.25% 6/1/36
   (AMT) (AMBAC).....................................    2,000,000    2,063,480
                                                                    -----------
                                                                     29,302,370
                                                                    -----------
Industrial Development Revenue Bonds - 0.80%
   Canaveral Port Authority 6.00% 6/1/12 (FGIC)......    1,000,000    1,049,040
                                                                    -----------
                                                                      1,049,040
                                                                    -----------
Municipal Lease Bonds - 4.47%
Palm Beach County School Board, Inverse
   Floating Certificate 6.83% 8/1/15
   (AMBAC)...........................................    5,875,000    5,837,929
                                                                    -----------
                                                                      5,837,929
                                                                    -----------
Pre-Refunded Bonds - 15.57%
Florida State Turnpike Authority 6.30%
   7/10/12-02 (FGIC).................................    2,000,000    2,124,680
Miramar Wastewater Improvement 6.75%
   10/1/25-04 (FGIC).................................    2,425,000    2,691,799
North Port Utilities System 6.15%
   10/1/09-02 (FGIC).................................    1,500,000    1,606,815
North Port Utilities System 6.25%
   10/1/22-02 (FGIC).................................    5,000,000    5,370,300

14 for tax-exempt income

DELAWARE TAX-FREE FLORIDA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Pre-Refunded Bonds (Continued)
Palm Beach Solid Waste Authority 6.00%
   12/1/07-02 (MBIA).................................   $1,000,000  $ 1,069,260
Palm Beach Solid Waste Authority 6.25%
   12/1/08-02 (MBIA).................................    2,000,000    2,153,520
Port St. Lucie Utility System 6.00%
   9/1/24-04 (FGIC)..................................    5,000,000    5,336,750
                                                                    -----------
                                                                     20,353,124
                                                                    -----------
Sales Tax Revenue Bonds - 3.62%
Bay City, Florida Sales Tax Revenue 4.75%
   9/1/23 (FSA)......................................    5,500,000    4,731,375
                                                                    -----------
                                                                      4,731,375
                                                                    -----------
Special Utility Bonds - 0.80%
New Smyrna Beach Utilities Commission 6.00%
   10/1/13 (FGIC)....................................    1,000,000    1,052,370
                                                                    -----------
                                                                      1,052,370
                                                                    -----------
State Agency Revenue Bonds - 1.11%
Ocoee, Florida Revenue Refunding &
   Improvement Transportation 4.50%
   10/1/23 (MBIA)....................................    1,750,000    1,448,790
                                                                    -----------
                                                                      1,448,790
                                                                    -----------
Transportation Revenue Bonds - 4.98%
Florida State Turnpike Authority, Inverse
   Floating Certificate 6.57% 7/1/12 (FGIC)..........    5,000,000    5,006,700
Orlando & Orange County Expressway, Inverse
   Floating Certificate 6.57% 7/1/12
   (AMBAC)...........................................    1,500,000    1,502,010
                                                                    -----------
                                                                      6,508,710
                                                                    -----------
Water & Sewer Revenue Bonds - 5.77%
Coral Springs Water & Sewer Series A
   6.00% 9/1/10 (FGIC)...............................    1,000,000    1,053,030
Jupiter Water Series A 6.25% 10/1/12
   (AMBAC)...........................................    2,000,000    2,098,540
North Springs Improvement District Water
   Revenue 4.75% 10/1/23 (MBIA)......................    1,125,000      967,489
Tampa Bay, Florida Water Utility Systems
   Revenue 4.75% 10/1/27 (FGIC)......................    4,015,000    3,429,011
                                                                    -----------
                                                                      7,548,070
                                                                    -----------
Other Revenue Bonds - 15.25%
Florida State Board of Education Lottery Revenue
   4.50% 7/1/18 (FGIC)...............................    5,000,000    4,255,750
Florida State Division Board of Finance
   Department of General Services Department
   of Environmental Resources Preservation
   2000 Series A 5.75% 7/1/13 (AMBAC)................    5,000,000    5,124,200
Jupiter Sales Tax 6.375% 9/1/20 (AMBAC)..............    2,500,000    2,617,575
Marion County Public Improvement Sales Tax
   6.125% 12/1/08 (MBIA).............................    1,000,000    1,054,100
Nassau County Optional Gas Tax-Fuel Sales Tax
6.00% 3/1/09 (FGIC)..................................    1,000,000    1,045,420


--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Other Revenue Bonds (Continued)
Ocala Optional Gas Tax-Fuel Sales Tax 6.00%
   12/1/09 (AMBAC)...................................   $1,000,000 $  1,052,410
Ocoee, Florida Revenue 4.50% 10/1/28 (MBIA)..........    1,000,000      813,530
Orange County, Florida Tourist Revenue 4.75%
   10/1/20 (AMBAC)...................................    1,000,000      864,430
Osceola County Celebration Community
   Development District Assessment 6.10%
   5/1/16 (MBIA).....................................      705,000      736,767
Osceola County Enterprise Community Development
   District - Special Assessment 6.10%
   5/1/16 (MBIA).....................................    1,000,000    1,045,060
Pembroke Pines Capital Improvement 5.95%
   10/1/20 (AMBAC)...................................    1,225,000    1,325,487
                                                                   ------------
                                                                     19,934,729
                                                                   ------------
Total Municipal Bonds (cost $126,837,008)............               128,973,048
                                                                   ------------


TOTAL MARKET VALUE OF SECURITIES OWNED - 98.65%
   (cost $126,837,008)............................................ $128,973,048
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.35%...........    1,770,115
                                                                   ------------
NET ASSETS APPLICABLE TO 12,161,321 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00%........................ $130,743,163
                                                                   ============

NET ASSET VALUE - TAX- FREE FLORIDA INSURED FUND CLASS A
   ($125,837,735 / 11,705,000 SHARES).............................       $10.75
                                                                         ======
NET ASSET VALUE - TAX- FREE FLORIDA INSURED FUND CLASS B
   ($4,798,928 / 446,420 SHARES)..................................       $10.75
                                                                         ======
NET ASSET VALUE - TAX- FREE FLORIDA INSURED FUND CLASS C
   ($106,500 / 9,901 SHARES)......................................       $10.76
                                                                         ======
----------------------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
  AMT - Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
  FSA - Insured by Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Florida Insured Fund........................... $134,685,031
Accumulated net realized loss on investments......................   (6,077,908)
Net unrealized appreciation of investments........................    2,136,040
                                                                   ------------
Total net assets.................................................. $130,743,163
                                                                   ============
                                                        for tax-exempt income 15

DELAWARE TAX-FREE FLORIDA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE FLORIDA INSURED FUND CLASS A
Net asset value per share (A).......................................     $10.75
Sales charge (3.75% of offering price or 3.91% of
   amount invested per share) (B)...................................       0.42
                                                                         ------
Offering price......................................................     $11.17
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax- Free Florida Insured Fund Class A.

                              See accompanying notes


VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE TAX-FREE NEW YORK FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.31%
City Agencies Revenue Bonds - 8.08%
New York City Transitional Finance Authority
   Revenue (Future Tax) Series A 5.00%
   8/15/27............................................    $500,000   $  444,970
New York State (Local Government Assistance
   Refunded) Series B 4.875% 4/1/20...................     600,000      535,110
                                                                     ----------
                                                                        980,080
                                                                     ----------
General Obligation Bonds - 3.48%
New York City Series C 5.375% 11/15/27................     450,000      421,785
                                                                     ----------
                                                                        421,785
                                                                     ----------
Higher Education Revenue Bonds - 19.63%
Albany, New York Individual Development
   Agency (Sage College Project) Series A 5.30%
   4/1/29.............................................     500,000      446,740
New York State Dormitory Authority Revenue
   (Rochester Institute of Technology) 5.00%
   7/1/14.............................................     500,000      475,815
New York State Dormitory Authority Revenue
   Series F 5.25% 7/1/18..............................     600,000      577,056
New York State Dormitory Authority Revenue
   (State University Educational Facilities)
   Series B
   4.75% 5/15/28......................................     500,000      416,665
   7.50% 5/15/11......................................     400,000      464,680
                                                                     ----------
                                                                      2,380,956
                                                                     ----------
Hospital Revenue Bonds - 10.34%
New York State Dormitory Authority Revenue
   (Chapel Oaks) 5.45% 7/1/26 (LOC Allied
   Irish Bank)........................................     450,000      426,326



--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (CONTINUED)
Hospital Revenue Bonds (Continued)
New York State Dormitory Authority Revenue
   (Mental Health) Series D 5.90% 2/15/12.............    $250,000     $259,523
New York State Dormitory Authority Revenue
   (Millard Fillmore Hospital) 5.375%
   2/1/32 (AMBAC).....................................     450,000      425,930
New York State Medical Care Facility Finance
   Agency Revenue (Mental Health) 7.70%
   2/15/18............................................     140,000      141,915
                                                                     ----------
                                                                      1,253,694
                                                                     ----------
Industrial Development Revenue
 Bonds - 5.76%
New York City Industrial Development Agency
   (Brooklyn Navy Yard Cogen Partners) 5.75%
   10/1/36 (AMT)......................................     450,000      424,426
Oneida County, New York Industrial Development
   Agency Revenue (Mohawk Valley Handicapped)
   5.35% 3/15/29......................................     300,000      274,707
                                                                     ----------
                                                                        699,133
                                                                     ----------
Pre-Refunded/Escrowed to Maturity
 Bonds - 24.36%
New York City General Obligation Series F 8.25%
   11/15/17-01........................................     690,000      759,517
New York State Dormitory Authority Revenue
   (Pooled Capital Program) 7.80%
   12/1/05-98 (FGIC)..................................     136,000      138,169
New York State (Local Government Assistance
   Corporation) Series B 7.50% 4/1/20-01..............     600,000      642,852
New York State Thruway Authority Service Contract
   Revenue (Local Highway & Bridge) 6.25%
   4/1/14-05..........................................     500,000      546,110
New York State Urban Development Corporation
   Revenue Correctional Facilities 7.375%
   1/1/18-02..........................................     600,000      652,392
United Nations Development Corporation Senior
   Lien Series A 6.00% 7/1/12-03......................     200,000      215,046
                                                                     ----------
                                                                      2,954,086
                                                                     ----------
Territorial Revenue Bonds - 5.93%
Puerto Rico Commonwealth Highway &
   Transportation Authority Highway Revenue
   Series Y 5.50% 7/1/36..............................     475,000      461,106
Puerto Rico Electric Power Authority Series EE
   4.75% 7/1/24.......................................     300,000      258,096
                                                                     ----------
                                                                        719,202
                                                                     ----------
Transportation Revenue Bonds - 7.81%
Metropolitan Transportation Authority New York
   Service Contract (Commuter Facilities)
   Series 0 5.75% 7/1/13..............................     400,000      411,908
New York City Industrial Development Agency
   (British Airways) 5.25% 12/1/32....................     600,000      535,452
                                                                     ----------
                                                                        947,360
                                                                     ----------

16 for tax-exempt income

DELAWARE TAX-FREE NEW YORK FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Water & Sewer Revenue Bonds - 10.92%
Clifton Park, New York Water Authority (Water
   System Revenue) Series A 5.00% 10/1/19.............    $500,000  $   460,120
New York City Municipal Water Financial Authority
   Series A 4.75% 6/15/31.............................     500,000      417,855
   Series B 5.75% 6/15/29.............................     450,000      446,153
                                                                    -----------
                                                                      1,324,128
                                                                    -----------
Total Municipal Bonds (cost $11,869,489)..............               11,680,424
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 96.31%
   (COST $11,869,489).............................................  $11,680,424
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 3.69%...........      447,194
                                                                    -----------
NET ASSETS APPLICABLE TO 1,227,675 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100%...........................  $12,127,618
                                                                    ===========

NET ASSET VALUE - TAX-FREE NEW YORK FUND CLASS A
   ($10,579,861 / 1,070,763 SHARES)...............................        $9.88
                                                                          =====
NET ASSET VALUE - TAX-FREE NEW YORK FUND CLASS B
   ($1,435,358 / 145,509 SHARES)..................................        $9.86
                                                                          =====
NET ASSET VALUE - TAX-FREE NEW YORK FUND CLASS C
   ($112,399 / 11,403 SHARES).....................................        $9.86
                                                                          =====
-------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
  AMT - Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
  LOC - Letter of Credit

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free New York Fund Class A, 10,000,000,000 shares
   allocated to Tax-Free New York Fund Class B, and
   10,000,000,000 shares allocated to Tax-Free New York Fund
   Class C........................................................  $12,337,412
Accumulated net realized loss on investments......................      (20,729)
Net unrealized depreciation of investments........................     (189,065)
                                                                    -----------
Total Net Assets..................................................  $12,127,618
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
   NEW YORK FUND CLASS A
Net asset value per share (A).....................................        $9.88
Sales charge (3.75% of offering price or 3.85% of amount invested
   per share) (B).................................................         0.38
                                                                         ------
Offering price....................................................       $10.26
                                                                         ======
---------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free New York Fund Class A.

                             See accompanying notes
                                                        for tax-exempt income 17

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                                                        Voyageur                 Voyaguer Mutual
                                                                                    Investment Trust                Funds, Inc.
                                                                             ---------------------------------------------------
                                                                               Tax-Free           Tax-Free           Tax-Free
                                                                             Florida Fund      Florida Insured     New York Fund
INVESTMENT INCOME:
Interest.................................................................... $  889,027        $  8,082,711         $ 674,981
                                                                             ----------        ------------         ---------

EXPENSES:
Management fees.............................................................     87,289             718,482            62,067
Distribution expense........................................................     78,249             394,288            38,303
Dividend disbursing and transfer agent fees and expenses....................     16,972              90,604            16,225
Registration fees...........................................................      2,950                  --             8,530
Reports and statements to shareholders......................................     12,950               2,145             3,750
Accounting and administration...............................................      6,900              32,595             4,550
Custodian fees..............................................................      2,005                 500             1,530
Professional fees...........................................................      5,785               4,126             6,330
Taxes (other than taxes on income)..........................................        705             --                    450
Directors' fees.............................................................      1,425               1,028               750
Other.......................................................................     11,474               3,310             7,361
                                                                             ----------        ------------         ---------
                                                                                226,704           1,247,078           149,846
Less expenses absorbed or waived............................................    (88,384)                 --           (62,720)
Less expenses paid indirectly...............................................       (377)             (3,310)             (275)
                                                                             ----------        ------------         ---------
Total operating expenses....................................................    137,943           1,243,768            86,851
Interest expense............................................................        405               9,099               503
                                                                             ----------        ------------         ---------
Total expenses..............................................................    138,348           1,252,867            87,354
                                                                             ----------        ------------         ---------

NET INVESTMENT INCOME.......................................................    750,679           6,829,844           587,627
                                                                             ----------        ------------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
Net realized gain (loss) on investments.....................................   (123,698)          3,752,953           (11,244)
Net change in unrealized appreciation/depreciation of investments...........   (972,725)        (11,471,230)         (924,826)
                                                                             ----------        ------------         ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS............................. (1,096,423)         (7,718,277)         (936,070)
                                                                             ----------        ------------         ---------
Net decrease in net assets resulting from operations........................ $ (345,744)        $  (888,433)        $(348,443)
                                                                             ==========         ===========         =========

                              See accompanying notes

18 for tax-exempt income

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Voyageur Investment Trust             Voyageur Investment Trust
                                                                 Tax-Free Florida Fund             Tax-Free Florida Insured Fund
                                                     ------------------------------------------------------------------------------
                                                           Year     Eight Months     Year        Year     Eight Months       Year
                                                           Ended        Ended        Ended       Ended        Ended          Ended
                                                          8/31/99      8/31/98     12/31/97     8/31/99      8/31/98       12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income............................... $   750,679  $   382,405  $   430,343  $  6,829,844 $  4,948,531  $  8,878,219
Net realized gain (loss) on investments.............    (123,698)      17,721       28,365     3,752,953    1,552,120     2,172,843
Net change in unrealized appreciation/depreciation
   of investments...................................    (972,725)     222,208      380,127   (11,471,230)     280,912     5,978,357
                                                     -----------  -----------  -----------  ------------ ------------  ------------
Net increase (decrease) in net assets resulting
   from operations..................................    (345,744)     622,334      838,835      (888,433)   6,781,563    17,029,419
                                                     -----------  -----------  -----------  ------------ ------------  ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   Class A..........................................    (549,061)    (296,074)    (330,131)   (6,646,531)  (4,846,965)   (8,815,981)
   Class B..........................................    (172,634)     (77,237)    (100,213)     (181,234)    (101,566)     (165,230)
   Class C..........................................     (28,984)      (9,128)      (3,278)       (2,079)     --               (200)
Net realized gain on investments:
   Class A..........................................     (11,362)      (4,266)     (11,878)      --           --            --
   Class B..........................................      (4,026)      (1,470)      (4,598)      --           --            --
   Class C..........................................        (621)        (246)        (239)      --           --            --
                                                     -----------  -----------  -----------  ------------ ------------  ------------
                                                        (766,688)    (388,421)    (450,337)   (6,829,844)  (4,948,531)   (8,981,411)
                                                     -----------  -----------  -----------  ------------ ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Class A..........................................   4,574,720    2,841,918    2,855,133     4,395,898    2,118,858     4,527,089
   Class B..........................................   2,352,953    1,428,837    1,142,910     1,543,291      758,358       820,580
   Class C..........................................     504,377      419,228      110,984       109,981      --             21,663
Net asset value of shares issued upon reinvestment
   of distributions from net investment income
   and net realized gain on investments:
   Class A..........................................     260,924      120,860      109,685     1,978,302    1,398,970     2,516,492
   Class B..........................................      61,646       14,952       18,887        69,064       34,650        49,154
   Class C..........................................      11,255        4,259        2,636         1,971      --                126
                                                     -----------  -----------  -----------  ------------ ------------  ------------
                                                       7,765,875    4,830,054    4,240,235     8,098,507    4,310,836     7,935,104
                                                     -----------  -----------  -----------  ------------ ------------  ------------
Cost of shares repurchased:
   Class A..........................................  (2,654,355)    (651,778)  (1,502,655)  (19,743,806) (20,739,783)  (44,980,021)
   Class B..........................................  (1,015,161)    (814,622)    (213,644)     (754,885)    (582,617)     (333,793)
   Class C..........................................    (298,373)     (11,000)      --           --           --            (22,065)
                                                     -----------  -----------  -----------  ------------ ------------  ------------
                                                      (3,967,889)  (1,477,400)  (1,716,299)  (20,498,691) (21,322,400)  (45,335,879)
                                                     -----------  -----------  -----------  ------------ ------------  ------------
Increase (decrease) in net assets derived from
   capital share transactions.......................   3,797,986    3,352,654    2,523,936   (12,400,184) (17,011,564)  (37,400,775)
                                                     -----------  -----------  -----------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS...............   2,685,554    3,586,567    2,912,434   (20,118,461) (15,178,532)  (29,352,767)

NET ASSETS:
Beginning of period.................................  13,910,425   10,323,858    7,411,424   150,861,624  166,040,156   195,392,923
                                                     -----------  -----------  -----------  ------------ ------------  ------------
End of period....................................... $16,595,979  $13,910,425  $10,323,858  $130,743,163 $150,861,624  $166,040,156
                                                     ===========  ===========  ===========  ============ ============  ============

                              See accompanying notes
                                                        for tax-exempt income 19

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                Voyageur Mutual Funds, Inc.
                                                                                                  Tax-Free New York Fund
                                                                                    ----------------------------------------------
                                                                                          Year        Eight Months         Year
                                                                                          Ended           Ended            Ended
                                                                                         8/31/99         8/31/98         12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income............................................................    $   587,627     $   340,336      $   556,331
Net realized gain (loss) on investments..........................................        (11,244)         20,031          187,711
Net change in unrealized appreciation/depreciation of investments................       (924,826)         22,820          (71,772)
                                                                                     -----------     -----------      -----------
Net increase (decrease) in net assets resulting from operations..................       (348,443)        383,187          672,270
                                                                                     -----------     -----------      -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   Class A.......................................................................       (538,857)       (331,533)        (548,002)
   Class B.......................................................................        (44,901)         (7,311)          (8,649)
   Class C.......................................................................         (3,869)         (1,658)          (2,665)
Net realized gain on investments:
   Class A.......................................................................        (24,643)         (9,366)        (154,974)
   Class B.......................................................................         (1,574)           (428)          (2,715)
   Class C.......................................................................           (176)            (54)            (902)
                                                                                     -----------     -----------      -----------
                                                                                        (614,020)       (350,350)        (717,907)
                                                                                     -----------     -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Class A.......................................................................      2,613,937         750,401          657,442
   Class B.......................................................................      1,443,259         308,323           72,748
   Class C.......................................................................         59,191          --               --
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   Class A.......................................................................        428,293         255,096          574,581
   Class B.......................................................................         32,257           6,080           10,758
   Class C.......................................................................          3,986           1,717            3,708
                                                                                     -----------     -----------      -----------
                                                                                       4,580,923       1,321,617        1,319,237
                                                                                     -----------     -----------      -----------
Cost of shares repurchased:
   Class A.......................................................................     (1,595,227)       (619,981)      (1,671,287)
   Class B.......................................................................       (400,648)        (15,315)        (167,603)
   Class C.......................................................................         --              --                 (236)
                                                                                     -----------     -----------      -----------
                                                                                      (1,995,875)       (635,296)      (1,839,126)
                                                                                     -----------     -----------      -----------
Increase (decrease) in net assets derived from capital share transactions........      2,585,048         686,321         (519,889)
                                                                                     -----------     -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS............................................      1,622,585         719,158         (565,526)

NET ASSETS:
Beginning of period..............................................................     10,505,033       9,785,875       10,351,401
                                                                                     -----------     -----------      -----------
End of period....................................................................    $12,127,618     $10,505,033       $9,785,875
                                                                                     ===========     ===========       ==========

                              See accompanying notes

20 for tax-exempt income

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           Voyageur Investment Trust
                                                                                        Tax-Free Florida Fund - Class A
                                                                           ---------------------------------------------------------
                                                                                          Eight                         Period From
                                                                              Year       Months       Year      Year      3/2/95(2)
                                                                              Ended       Ended       Ended     Ended        to
                                                                             8/31/99   8/31/98(1)  12/31/97(4) 12/31/96   12/31/95
Net asset value, beginning of period......................................  $11.230     $11.020     $10.520    $10.730    $10.000

Income (loss) from investment operations:
   Net investment income..................................................    0.532       0.374       0.591      0.590      0.470
   Net realized and unrealized gain (loss) on investments.................   (0.688)      0.215       0.523     (0.210)     0.750
                                                                            -------     -------     -------    -------    -------
   Total from investment operations.......................................   (0.156)      0.589       1.114      0.380      1.220
                                                                            -------     -------     -------    -------    -------

Less dividends and distributions:
   Dividends from net investment income...................................   (0.532)     (0.374)     (0.594)    (0.590)    (0.470)
   Distributions from net realized gain on investments....................   (0.012)     (0.005)     (0.020)      --       (0.020)
                                                                            -------     -------     -------    -------    -------
   Total dividends and distributions......................................   (0.544)     (0.379)     (0.614)    (0.590)    (0.490)
                                                                            -------     -------     -------    -------    -------
Net asset value, end of period............................................  $10.530     $11.230     $11.020    $10.520    $10.730
                                                                            =======     =======     =======    =======    =======

Total Return(3)...........................................................  (1.50%)       5.44%      10.93%      3.74%     12.49%

 Ratios and supplemental data:
   Net assets, end of period (000 omitted)................................  $11,406      $9,988      $7,506     $5,761     $4,421
   Ratio of expenses to average net assets................................    0.62%       0.55%       0.56%      0.33%      0.32%(5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly..............................    1.16%       1.10%       1.11%      1.25%      1.25%(5)
   Ratio of net investment income to average net assets...................    4.81%       4.92%       5.53%      5.66%      5.26%(5)
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly...................    4.27%       4.37%       4.98%      4.74%      4.33%(5)
   Portfolio turnover.....................................................      30%         20%         19%        70%        64%

----------------------
1     Ratios have been annualized and total return has not been annualized.
2     Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
5     Annualized.

                              See accompanying notes
                                                        for tax-exempt income 21

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Voyageur Investment Trust
                                                                                        Tax-Free Florida Fund - Class B
                                                                           ---------------------------------------------------------
                                                                                         Eight                          Period From
                                                                              Year       Months       Year      Year     9/15/95(2)
                                                                              Ended       Ended       Ended     Ended        to
                                                                            8/31/99   8/31/98(1)  12/31/97(4) 12/31/96    12/31/95
Net asset value, beginning of period......................................  $11.240     $11.030     $10.530    $10.730    $10.370

Income (loss) from investment operations:
   Net investment income..................................................    0.449       0.318       0.527      0.560      0.150
   Net realized and unrealized gain (loss) on investments.................   (0.688)      0.215       0.531     (0.200)      0.380
                                                                            -------     -------     -------    -------    -------
   Total from investment operations.......................................   (0.239)      0.533       1.058      0.360      0.530
                                                                            -------     -------     -------    -------    -------

Less dividends and distributions:
   Dividends from net investment income...................................   (0.449)     (0.318)     (0.538)    (0.560)    (0.150)
   Distributions from net realized gain on investments....................   (0.012)     (0.005)     (0.020)      --       (0.020)
                                                                            -------     -------     -------    -------    -------
   Total dividends and distributions......................................   (0.461)     (0.323)     (0.558)    (0.560)    (0.170)
                                                                            -------     -------     -------    -------    -------
Net asset value, end of period............................................  $10.540     $11.240     $11.030    $10.530    $10.730
                                                                            =======     =======     =======    =======    =======

Total Return(3)...........................................................  (2.24%)       4.91%      10.35%      3.51%      5.10%

 Ratios and supplemental data:
   Net assets, end of period (000 omitted)................................   $4,468      $3,368      $2,685     $1,635       $101
   Ratio of expenses to average net assets................................    1.37%       1.30%       1.10%      0.76%      0.44%(5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly..............................    1.91%       1.85%       1.65%      2.00%      2.00%(5)
   Ratio of net investment income to average net assets...................    4.06%       4.17%       4.99%      5.23%      4.88%(5)
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly...................    3.52%       3.62%       4.44%      3.99%      3.32%(5)
   Portfolio turnover.....................................................      30%         20%         19%        70%        64%

--------------------
1     Ratios have been annualized and total return has not been annualized.
2     Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
5     Annualized.

                             See accompanying notes

22 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           Voyageur Investment Trust
                                                                                        Tax-Free Florida Fund - Class C
                                                                            --------------------------------------------------------
                                                                                         Eight                          Period From
                                                                             Year       Months       Year       Year     4/22/95(2)
                                                                             Ended       Ended       Ended      Ended       to
                                                                            8/31/99    8/31/98(1) 12/31/97(4) 12/31/96    12/31/95
Net asset value, beginning of period......................................  $11.240     $11.020     $10.520    $10.730    $10.200

Income (loss) from investment operations:
   Net investment income..................................................    0.449       0.318       0.511      0.370      0.330
   Net realized and unrealized gain (loss) on investments.................   (0.698)      0.225       0.521     (0.210)     0.560
                                                                            -------     -------     -------    -------    -------
   Total from investment operations.......................................   (0.249)      0.543       1.032      0.160      0.890
                                                                            -------     -------     -------    -------    -------

Less dividends and distributions:
   Dividends from net investment income...................................   (0.449)     (0.318)     (0.512)    (0.370)    (0.340)
   Distributions from net realized gain on investments....................   (0.012)     (0.005)     (0.020)      --       (0.020)
                                                                            -------     -------     -------    -------    -------
   Total dividends and distributions......................................   (0.461)     (0.323)     (0.532)    (0.370)    (0.360)
                                                                            -------     -------     -------    -------    -------
Net asset value, end of period............................................  $10.530     $11.240     $11.020    $10.520    $10.730
                                                                            =======     =======     =======    =======    =======

Total Return(3)...........................................................  (2.33%)       5.01%      10.09%      2.97%      8.88%

 Ratios and supplemental data:
   Net assets, end of period (000 omitted)................................     $722        $554        $133        $16         $9
   Ratio of expenses to average net assets................................    1.37%       1.30%       1.31%      1.15%      1.11%(5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly..............................    1.91%       1.85%       1.86%      2.00%      2.00%(5)
   Ratio of net investment income to average net assets...................    4.06%       4.17%       4.78%      4.83%      4.57%(5)
   Ratio of net investment income to average net assets prior to
     expense limitation and expenses paid indirectly......................    3.52%       3.62%       4.23%      3.98%      3.68%(5)
   Portfolio turnover.....................................................      30%         20%         19%        70%        64%

---------------------
1     Ratios have been annualized and total return has not been annualized.
2     Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
5     Annualized.

                              See accompanying notes
                                                        for tax-exempt income 23

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Voyageur Investment Trust
                                                                           Tax-Free Florida Insured Fund - Class A
                                                          ------------------------------------------------------------------------
                                                                       Eight                                      Two
                                                           Year       Months     Year       Year       Year     Months     Year
                                                           Ended       Ended     Ended      Ended      Ended     Ended     Ended
                                                          8/31/99   8/31/98(1) 12/31/97(3) 12/31/96   12/31/95  12/31/94  10/31/94
Net asset value, beginning of period....................  $11.370    $11.240    $10.710    $10.940    $9.520    $9.640    $11.150

Income (loss) from investment operations:
   Net investment income................................    0.537      0.355      0.548      0.530     0.540     0.100      0.550
   Net realized and unrealized gain (loss)
     on investments.....................................   (0.620)     0.130      0.536     (0.230)    1.440    (0.120)    (1.460)
                                                          -------    -------    -------    -------   -------   -------    -------
   Total from investment operations.....................   (0.083)     0.485      1.084      0.300     1.980    (0.020)    (0.910)
                                                          -------    -------    -------    -------   -------   -------    -------

Less dividends and distributions:
   Dividends from net investment income.................   (0.537)    (0.355)    (0.554)    (0.530)   (0.560)   (0.090)    (0.540)
   Distributions from net realized gain
     on investments.....................................     --         --         --         --        --      (0.010)    (0.060)
                                                          -------    -------    -------    -------   -------   -------    -------
   Total dividends and distributions....................   (0.537)    (0.355)    (0.554)    (0.530)   (0.560)   (0.100)    (0.600)
                                                          -------    -------    -------    -------   -------   -------    -------
Net asset value, end of period..........................  $10.750    $11.370    $11.240    $10.710   $10.940    $9.520     $9.640
                                                          =======    =======    =======    =======   =======   =======    =======

Total Return(2).........................................   (0.83%)     4.38%     10.42%      2.90%    21.22%    (0.11%)    (8.38%)

 Ratios and supplemental data:
   Net assets, end of period (000 omitted).............. $125,838   $146,659   $162,097   $192,171  $242,425  $240,228   $259,702
   Ratio of expenses to average net assets..............    0.85%      0.87%      0.79%      0.73%     0.51%     0.20%(4)   0.44%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly....................................    0.85%      1.05%      0.85%      0.96%     0.95%     1.06%(4)   0.96%
   Ratio of net investment income to average
     net assets.........................................    4.77%      4.72%      5.07%      5.02%     5.24%     6.24%(4)   5.24%
   Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly...........................    4.77%      4.54%      5.01%      4.79%     4.80%     5.38%(4)   4.72%
   Portfolio turnover...................................      25%        13%        15%        57%      101%        3%        49%

----------------------
1     Ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
4     Annualized.

                              See accompanying notes

24 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                                        Voyageur
                                                                                                                    Investment Trust
                                                                                                                    Tax-Free Florida
                                                                Voyageur Investment Trust                            Insured Fund -
                                                         Tax-Free Florida Insured Fund - Class B                        Class C
                                           ------------------------------------------------------------------------ ----------------
                                                       Eight                                       Two   Period From
                                             Year      Months       Year      Year      Year      Months   3/11/94(2)    1/8/99(1,6)
                                             Ended      Ended       Ended     Ended     Ended      Ended      to            to
                                           8/31/99   8/31/98(1) 12/31/97(4) 12/31/96  12/31/95   12/31/94  10/31/94       8/31/99
Net asset value, beginning of period...... $11.370    $11.230    $10.710    $10.940    $9.520     $9.630   $10.640       $11.370

Income (loss) from investment operations:
   Net investment income..................   0.452      0.299      0.477      0.480     0.500      0.090     0.310         0.286
   Net realized and unrealized gain
     (loss) on investments................  (0.620)     0.139      0.523     (0.230)    1.440     (0.110)   (1.010)       (0.610)
                                           -------    -------    -------    -------   -------    -------   -------       -------
   Total from investment operations.......  (0.168)     0.438      1.000      0.250     1.940     (0.020)   (0.700)       (0.324)
                                           -------    -------    -------    -------   -------    -------   -------       -------

Less dividends and distributions:
   Dividends from net investment income...  (0.452)    (0.298)    (0.480)    (0.480)   (0.520)    (0.080)   (0.300)       (0.286)
   Distributions from net realized gain
     on investments.......................    --         --         --         --        --       (0.010)   (0.010)         --
                                           -------    -------    -------    -------   -------    -------   -------       -------
   Total dividends and distributions......  (0.452)    (0.298)    (0.480)    (0.480)   (0.520)    (0.090)   (0.310)       (0.286)
                                           -------    -------    -------    -------   -------    -------   -------       -------
Net asset value, end of period............ $10.750    $11.370    $11.230    $10.710   $10.940     $9.520    $9.630       $10.760
                                           =======    =======    =======    =======   =======    =======   =======       =======

Total Return(3)...........................  (1.58%)     3.95%      9.58%      2.40%    20.76%     (0.03%)   (6.69%)       (2.91%)

 Ratios and supplemental data:
   Net assets, end of period
     (000 omitted)........................  $4,799     $4,202     $3,943     $3,222    $2,814     $1,477    $1,135          $107
   Ratio of expenses to average
     net assets...........................   1.60%      1.62%      1.46%      1.24%     0.89%      0.59%(5)  1.00%(5)      1.60%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly.........   1.60%      1.80%      1.52%      1.72%     1.68%      1.81%(5)  1.28%(5)      1.60%
   Ratio of net investment income to
     average net assets...................   4.02%      3.97%      4.40%      4.51%     4.80%      5.68%(5)  4.63%(5)      4.02%
   Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid
     indirectly...........................   4.02%      3.79%      4.34%      4.03%     4.01%      4.46%(5)  4.35%(5)      4.02%
   Portfolio turnover.....................     25%        13%        15%        57%      101%         3%       49%           25%

----------------------
1     Ratios have been annualized and total return has not been annualized.
2     Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
5     Annualized.
6 Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The shareholder activity for the period September 29, 1997 through December 18, 1997 is not being disclosed in the Financial Highlights due to its immateriality.

                              See accompanying notes
                                                        for tax-exempt income 25

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Voyageur Mutual Funds, Inc.
                                                                              Tax-Free New York Fund - Class A
                                                          --------------------------------------------------------------------------
                                                                       Eight                Three                          Three
                                                           Year       Months     Year      Months      Year      Year     Months
                                                           Ended       Ended     Ended      Ended      Ended     Ended     Ended
                                                          8/31/99  8/31/98(1) 12/31/97(4) 12/31/96(2) 9/30/96  9/30/95    9/30/94
Net asset value, beginning of period...................   $10.670    $10.640    $10.690    $10.720   $10.870   $10.740    $10.810

 Income (loss) from investment operations:
   Net investment income...............................     0.523      0.362      0.603      0.120     0.550     0.570      0.150
   Net realized and unrealized gain (loss) on
     investments.......................................    (0.766)     0.040      0.128      0.010    (0.130)    0.170    (0.060)
                                                          -------    -------    -------    -------   -------   -------    -------
   Total from investment operations....................    (0.243)     0.402      0.731      0.130     0.420     0.740      0.090
                                                          -------    -------    -------    -------   -------   -------    -------

 Less dividends and distributions:
   Dividends from net investment income................    (0.523)    (0.362)    (0.606)    (0.120)   (0.550)   (0.590)    (0.160)
   Distributions from net realized gain on
     investments.......................................    (0.024)    (0.010)    (0.175)    (0.040)   (0.020)   (0.020)      --
                                                          -------    -------    -------    -------   -------   -------    -------
   Total dividends and distributions...................    (0.547)    (0.372)    (0.781)    (0.160)   (0.570)   (0.610)    (0.160)
                                                          -------    -------    -------    -------   -------   -------    -------
Net asset value, end of period.........................    $9.880    $10.670    $10.640    $10.690   $10.720   $10.870    $10.740
                                                          =======    =======    =======    =======   =======   =======    =======

Total Return(3)........................................    (2.44%)     3.85%      7.09%      1.21%     3.94%     7.31%      0.79%

 Ratios and supplemental data:
   Net assets, end of period (000 omitted).............   $10,580     $9,978     $9,563    $10,044   $10,548   $11,931    $12,797
   Ratio of expenses to average net assets.............     0.66%      1.00%      1.00%      0.97%(5)  1.34%     1.31%      1.09%(5)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses
     paid indirectly...................................     1.19%      1.15%      1.39%      1.12%(5)  1.55%     1.82%      1.09%(5)
   Ratio of net investment income to average
     net assets........................................     4.99%      5.12%      5.66%      5.31%(5)  5.14%     5.66%      5.74%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly..........................     4.46%      4.97%      5.27%      5.16%(5)  4.93%     5.15%      5.74%(5)
   Portfolio turnover..................................       21%        21%        30%         5%       12%       10%         0%

----------------------
1     Ratios have been annualized and total return has not been annualized.
2 Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
5     Annualized.

                              See accompanying notes

26 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Voyageur Mutual Funds, Inc.
                                                                               Tax-Free New York Fund - Class B
                                                               --------------------------------------------------------------------
                                                                            Eight                   Three                Period
                                                                 Year      Months       Year       months      Year       From
                                                                 Ended      Ended       Ended       Ended      Ended    11/14/94(2)
                                                               8/31/99    8/31/98(1) 12/31/97(5) 12/31/96(3) 9/30/96   to 9/30/95
Net asset value, beginning of period.......................... $10.650     $10.610     $10.650    $10.690    $10.840     $10.340

 Income (loss) from investment operations:
   Net investment income......................................   0.445       0.311       0.524      0.100      0.470       0.430
   Net realized and unrealized gain (loss) on investments.....  (0.766)      0.049       0.136       --       (0.130)      0.540
                                                               -------     -------     -------    -------    -------     -------
   Total from investment operations...........................  (0.321)      0.360       0.660      0.100      0.340       0.970
                                                               -------     -------     -------    -------    -------     -------

 Less dividends and distributions:
   Dividends from net investment income.......................  (0.445)     (0.310)     (0.525)    (0.100)    (0.470)     (0.450)
   Distributions from net realized gain on investments........  (0.024)     (0.010)     (0.175)    (0.040)    (0.020)     (0.020)
                                                               -------     -------     -------    -------    -------     -------
   Total dividends and distributions..........................  (0.469)     (0.320)     (0.700)    (0.140)    (0.490)     (0.470)
                                                               -------     -------     -------    -------    -------     -------
Net asset value, end of period................................  $9.860     $10.650     $10.610    $10.650    $10.690     $10.840
                                                               =======     =======     =======    =======    =======     =======

Total Return(4)...............................................   (3.18%)     3.44%       6.39%      0.95%      3.14%       9.46%

 Ratios and supplemental data:
   Net assets, end of period (000 omitted)....................  $1,435        $469        $167       $254       $448        $266
   Ratio of expenses to average net assets....................   1.41%       1.75%       1.75%      1.87%(6)   2.09%       2.09%(6)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly..................   1.94%       1.90%       2.14%      2.00%(6)   2.30%       2.60%(6)
   Ratio of net investment income to average net assets.......   4.24%       4.37%       4.91%      4.43%(6)   4.39%       4.68%(6)
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly.......   3.71%       4.22%       4.52%      4.30%(6)   4.18%       4.17%(6)
   Portfolio turnover.........................................     21%         21%         30%         5%        12%         10%

----------------------
1     Ratios have been annualized and total return has not been annualized.
2     Commencement of operations.
3 Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
6     Annualized.

                              See accompanying notes
                                                        for tax-exempt income 27

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Voyageur Mutual Funds, Inc.
                                                                                Tax-Free New York Fund - Class C
                                                               --------------------------------------------------------------------
                                                                            Eight                  Three
                                                                 Year      Months       Year       months     Year     Period From
                                                                 Ended      Ended       Ended      Ended      Ended    4/26/95(2)
                                                                8/31/99   8/31/98(1) 12/31/97(5) 12/31/96(3) 9/30/96   to 9/30/95
Net asset value, beginning of period.......................... $10.640     $10.610     $10.660    $10.700    $10.850     $10.790

Income (loss) from investment operations:
   Net investment income......................................   0.445       0.308       0.522      0.100      0.470       0.210
   Net realized and unrealized gain (loss) on investments.....  (0.756)      0.042       0.128       --       (0.130)      0.060
                                                                -------    -------     -------    -------    -------     -------
   Total from investment operations...........................  (0.311)      0.350       0.650      0.100      0.340       0.270
                                                                -------    -------     -------    -------    -------     -------

Less dividends and distributions:
   Dividends from net investment income.......................  (0.445)     (0.310)     (0.525)    (0.100)    (0.470)     (0.210)
   Distributions from net realized gain on investments........  (0.024)     (0.010)     (0.175)    (0.040)    (0.020)       --
                                                               -------     -------     -------    -------    -------     -------
   Total dividends and distributions..........................  (0.469)     (0.320)     (0.700)    (0.140)    (0.490)     (0.210)
                                                               -------     -------     -------    -------    -------     -------
Net asset value, end of period................................ $ 9.860     $10.640     $10.610    $10.660    $10.700     $10.850
                                                               =======     =======     =======   =======     =======     =======

Total Return(4)...............................................   (3.08%)     3.35%        6.29%     0.95%      3.14%       2.54%

 Ratios and supplemental data:
   Net assets, end of period (000 omitted)....................    $112         $58         $56        $53        $52         $51
   Ratio of expenses to average net assets....................   1.41%       1.75%       1.75%      1.84%(6)   2.09%       2.09%(6)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly..................   1.94%       1.90%       2.14%      2.00%(6)   2.30%       2.60%(6)
   Ratio of net investment income to average net assets.......   4.24%       4.37%       4.91%      4.45%(6)   4.39%       4.44%(6)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly..........................................   3.71%       4.22%       4.52%      4.29%(6)   4.18%       3.93%(6)
   Portfolio turnover.........................................     21%         21%         30%         5%        12%         10%

----------------------
1     Ratios have been annualized and total return has not been annualized.
2     Commencement of operations.
3 Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
6     Annualized.

                              See accompanying notes

28 for tax-exempt income

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund ("Tax-Free Florida Fund") and Delaware Tax-Free Florida Insured Fund ("Tax-Free Florida Insured Fund"), series of the Voyageur Investment Trust are registered as a Maryland Corporation under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Florida Fund is registered as a non-diversified fund. The Tax-Free Florida Insured Fund is registered as a diversified fund. Delaware Tax-Free New York Fund ("Tax-Free New York Fund"), a series of Voyageur Mutual Funds, Inc., is registered as a Delaware Business Trust under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company.

Tax-Free Florida Fund, Tax--Free Florida Insured Fund and Tax-Free New York Fund each referred to separately as a "Fund" or collectively as the "Funds". The Tax-Free Florida Fund seeks high current income free from both federal income taxes and state intangibles tax by investing in investment grade municipal bonds. The Tax-Free Florida Insured Fund seeks high current income free from both federal income taxes and state intangibles tax with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free New York Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer three classes of shares. The Class A carries a front-end sales charge of 3.75%. The Class B carries a deferred sales charge and the Class C carries a level load deferred sales charge.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Funds Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific Class C are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses for the year ended August 31, 1999 were:

        Tax-Free                  Tax-Free                  Tax-Free
      Florida Fund          Florida Insured Fund          New York Fund
     --------------         ---------------------        ---------------
          $377                     $3,310                     $275

The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of each Fund, an annual fee, which is calculated daily on the net assets of each Fund.

Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Funds pay DMC an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million for the Tax-Free Florida Fund and the Tax-Free New York Fund; and 0.50% on the first $500 million of average daily net assets of the fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% in excess of $2,500 million for the Tax-Free Florida Insured Fund. Prior to April 1, 1999, the Funds paid DMC an annual fee calculated at the rate of 0.50% of average daily net assets.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses exceed the following percentages of average daily net assets through December 31, 1999:

                                       Tax-Free        Tax-Free       Tax-Free
                                        Florida     Florida Insured   New York
                                         Fund            Fund           Fund
                                       ---------    ---------------  ----------
Operating expense limitation as a
   percentage of average daily
   net assets (per annum).............   0.50%*          0.65%*         0.25%*

* Prior to July 1, 1999, such expenses were limited to 0.35% for Tax-Free Florida Fund. Prior to December 31, 1998, such expenses were limited to 0.31%, 0.62%, 0.75% for Tax-Free Florida Fund, Tax-Free Florida Insured Fund and Tax-Free New York Fund, respectively.

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1999, the Funds had payables to affiliates as follows:

                                       Tax-Free        Tax-Free       Tax-Free
                                        Florida     Florida Insured   New York
                                         Fund            Fund           Fund
                                       ---------    ---------------  ----------
Investment Management
   fees payable to DMC................   --            $48,705           --
Dividend disbursing, transfer
   agent fees, accounting
   services and other expenses
   payable to DSC.....................  2,193           15,882          2,258
Other expenses payable to DMC
   and affiliates.....................  4,402           34,134          3,328

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A and 1.00% of the average daily net assets of the B and Class C for each Fund.

for tax-exempt income 29

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (Continued) For the year ended August 31, 1999, DDLP earned commissions on sales of the Fund Class A shares for each Fund as follows:

        Tax-Free                  Tax-Free                  Tax-Free
      Florida Fund          Florida Insured Fund          New York Fund
     --------------         ---------------------        ---------------
         $2,891                    $13,240                   $10,857

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended August 31, 1999 the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                      Tax-Free         Tax-Free       Tax-Free
                                       Florida      Florida Insured   New York
                                        Fund             Fund           Fund
                                     -----------    --------------  -----------
Purchases........................... $8,572,342      $35,321,307    $4,546,087
Sales ..............................  4,714,994       48,298,529     2,435,398

At August 31, 1999 the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                      Tax-Free         Tax-Free       Tax-Free
                                       Florida      Florida Insured   New York
                                        Fund             Fund           Fund
                                     -----------    --------------  -----------
Cost of Investments...............   $16,593,075    $126,837,008    $11,869,489
                                     ===========    ============    ===========
Aggregate unrealized
   appreciation...................      $287,110      $5,400,166       $357,741
Aggregate unrealized
   depreciation...................      (521,977)     (3,264,126)      (546,806)
                                     -----------    ------------    -----------
Net unrealized appreciation
   (depreciation).................   $  (234,867)   $  2,136,040    $  (189,065)
                                     ===========    ============    ===========

For federal income tax purposes as of August 31, 1999, Tax-Free Florida had a capital loss carryover of $17,781 that will expire in 2007, Tax-Free Florida Insured Fund had a capital loss carryover of $5,342,463 that will expire in 2003 and $735,445 that will expire in 2004.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                 Tax-Free Florida Fund
                                        Year         Eight Months      Year
                                        Ended            Ended         Ended
                                       8/31/99          8/31/98      12/31/97
                                     -----------    ------------    -----------
Shares sold:
   Class A........................       411,029         256,196        264,535
   Class B........................       210,129         128,599        105,990
   Class C........................        45,217          37,815         10,329

Shares issued upon reinvestment of
   distributions from net investment
   income and net realized gains on
   investments:
   Class A........................        23,627          10,894         10,263
   Class B........................         5,623           1,346          1,765
   Class C........................         1,021             384            243
                                     -----------    ------------    -----------
                                         696,646         435,234        393,125
                                     -----------    ------------    -----------
Shares repurchased:
   Class A........................      (240,238)        (58,717)      (141,380)
   Class B........................       (91,522)        (73,617)       (19,696)
   Class C........................       (26,950)           (989)         --
                                     -----------    ------------    -----------
                                        (358,710)       (133,323)      (161,076)
                                     -----------    ------------    -----------

Net increase (decrease)...........       337,936         301,911        232,049
                                     ===========    ============    ===========

4. Capital Stock (Continued)

                                             Tax-Free Florida Insured Fund
                                        Year         Eight Months      Year
                                        Ended            Ended         Ended
                                       8/31/99          8/31/98      12/31/97
                                     -----------    ------------    -----------
Shares sold:
   Class A........................       388,751         187,745        417,805
   Class B........................       136,924          67,195         76,153
   Class C........................         9,723           --             1,960


Shares issued upon reinvestment of
   distributions from net investment
   income and net realized gains on
   investments:
   Class A........................       175,844         123,895        231,868
   Class B........................         6,149           3,070          4,520
   Class C........................           178              --             11
                                     -----------    ------------    -----------
                                         717,569         381,905        732,317
                                     -----------    ------------    -----------

Shares repurchased:
   Class A........................    (1,755,957)     (1,839,015)    (4,163,715)
   Class B........................       (66,242)        (51,692)       (30,565)
   Class C........................        --              --             (1,971)
                                     -----------    ------------    -----------
                                      (1,822,199)     (1,890,707)    (4,196,251)
                                     -----------    ------------    -----------

Net increase (decrease)...........    (1,104,630)     (1,508,802)    (3,463,934)
                                     ===========    ============    ===========


                                                Tax-Free New York Fund
                                        Year         Eight Months      Year
                                        Ended            Ended         Ended
                                       8/31/99          8/31/98      12/31/97
                                     -----------    ------------    -----------
Shares sold:
   Class A........................       247,644          70,625         61,662
   Class B........................       137,868          29,186          6,824
   Class C........................         5,576           --             --

Shares issued upon reinvestment of
   distributions from net investment
   income and net realized gains on
   investments:
   Class A........................        40,908          24,015         54,059
   Class B........................         3,107             574          1,014
   Class C........................           383             162            349
                                     -----------    ------------    -----------
                                         435,486         124,562        123,908
                                     -----------    ------------    -----------

Shares repurchased:
   Class A........................      (153,072)        (58,367)      (156,730)
   Class B........................       (39,547)         (1,444)       (15,960)
   Class C........................         --              --               (22)
                                     -----------    ------------    -----------
                                        (192,619)        (59,811)      (172,712)
                                     -----------    ------------    -----------

Net increase (decrease)...........       242,867          64,751        (48,804)
                                     ===========    ============    ===========

5. Lines of Credit
Committed lines of credit were $500,000 for Tax-Free Florida Fund, $8,800,000 for Tax-Free Florida Insured Fund and $500,000 for Tax-Free New York Fund. No amount was outstanding for any of the Funds at August 31, 1999 or at any time during the fiscal year.

30 for tax-exempt income

--------------------------------------------------------------------------------
6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Florida for Tax-Free Florida and Tax-Free Florida Insured Funds and in New York for the Tax-Free New York Fund. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect as of August 31, 1999

7. Tax Information (Unaudited)
The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 1999, each Fund designates as long term capital gains, ordinary income and tax-exempt income distributions paid during the year as follows:

                                      Tax-Free         Tax-Free       Tax-Free
                                       Florida      Florida Insured   New York
                                        Fund             Fund           Fund
                                     -----------    ------------     -----------
Long Term Capital
   Gains Distributions............        1%              --              4%
Ordinary Income
   Distributions..................        1%              --             --
Tax Exempt Income
   Distributions..................       98%             100%            96%

Total Distributions...............      100%             100%           100%

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Voyageur Investment Trust - Delaware Tax-Free Florida Fund
Voyageur Investment Trust - Delaware Tax-Free Florida Insured Fund
Voyageur Mutual Funds, Inc. - Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund (the "Funds") as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.

                                           /s/ ERNST & YOUNG LLP
                                           ---------------------
                                           ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 1, 1999
                                                        for tax-exempt income 31

PROXY RESULTS (UNAUDITED)
--------------------------------------------------------------------------------
Voyageur Investment Trust shareholders voted on the following proposals at the annual meeting of shareholders on December 4, 1998 and the Voyageur Mutual Funds Inc., shareholders voted at the annual meeting of shareholders on March 17, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:

1.    To elect the Voyageur Investment Trust Board of Directors.

                                         Shares        Shares Voted
                                          Voted          Withheld
                                           For           Authority      Abstain
                                       -----------------------------------------
Wayne A. Stork......................   8,679,494         888,169           --
Jeffrey J. Nick*....................   8,679,494         888,169           --
Walter P. Babich....................   8,681,341         886,322           --
Anthony D. Knerr....................   8,685,567         882,096           --
Ann R. Leven........................   8,685,567         882,096           --
W. Thacher Longstreth...............   8,685,567         882,096           --
Thomas F. Madison...................   8,685,567         882,096           --
Charles E. Peck.....................   8,685,567         882,096           --

      To elect the Voyageur Mutual Funds, Inc. Board of Directors.

                                         Shares        Shares Voted
                                          Voted          Withheld
                                           For           Authority      Abstain
                                      ------------------------------------------
Jeffrey J. Nick*....................  23,375,980         933,942           --
Walter P. Babich....................  23,375,739         934,183           --
Anthony D. Knerr....................  23,481,657         828,265           --
Ann R. Leven........................  23,479,947         829,975           --
Thomas F. Madison...................  23,485,349         824,573           --
Charles E. Peck.....................  23,485,349         824,573           --
Wayne A. Stork......................  23,485,349         824,573           --
Jan L. Yeomans......................  23,485,349         824,573           --

* Mr. Nick resigned from the Board of Directors (or Trustees for the Company) on June 4, 1999.

2. To approve the redesignation of the investment objective from fundamental to non-fundamental.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     721,579          50,985        122,407
Tax-Free Florida Insured Fund.......   6,373,477         624,177        634,457
Tax-Free New York Fund..............     554,011          41,177        196,050

3. To approve a change in the Fund's fundamental policy concerning diversification of investments.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Insured Fund.......   6,432,611         542,173        657,327

4. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G)

4A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund..............      729,773          39,015        126,183
Tax-Free Florida Insured Fund.......   6,386,645         559,610        685,855
Tax-Free New York Fund..............     579,934          40,667        170,636

4B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     696,967          64,169        133,834
Tax-Free Florida Insured Fund.......   6,333,139         614,499        684,472
Tax-Free New York Fund..............     582,590          44,043        164,604

4C. To adopt a new fundamental investment restriction concerning underwriting.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     734,052          39,015        121,904
Tax-Free Florida Insured Fund.......   6,339,772         570,818        721,521
Tax-Free New York Fund..............     602,416          31,689        157,132

4D. To adopt a new fundamental investment restriction concerning investments in real estate.


                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     749,488          40,823        104,660
Tax-Free Florida Insured Fund.......   6,356,077         608,716        667,317
Tax-Free New York Fund..............     595,751          45,969        149,517

4E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     724,317          56,790        113,863
Tax-Free Florida Insured Fund.......   6,314,983         626,414        690,714
Tax-Free New York Fund..............     597,521          36,494        157,222

4F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     716,303          59,742        118,925
Tax-Free Florida Insured Fund.......   6,321,710         595,325        715,075
Tax-Free New York Fund..............     577,309          47,194        166,734

4G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     706,357          72,867        115,747
Tax-Free Florida Insured Fund.......   6,256,116         633,825        742,169
Tax-Free New York Fund..............     574,734          46,789        169,714

32 for tax-exempt income

--------------------------------------------------------------------------------
5. To approve a new investment management agreement with Delaware Management Company for the Funds.

                                           For            Against       Abstain
                                      ------------------------------------------
Tax-Free Florida Fund...............     752,426          39,945        102,600
Tax-Free Florida Insured Fund.......   6,416,796         528,790        686,523
Tax-Free New York Fund..............     575,791          42,591        172,856

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Investment Trust.

                           For         Against        Abstain
                      ----------------------------------------
                        8,653,081      253,504        661,075

      To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Mutual Funds, Inc.

                           For         Against        Abstain
                      ----------------------------------------
                       23,192,942      243,342        873,624

7. To approve the restructuring of Voyageur Investment Trust from a Massachusetts Business Trust into a Maryland Corporation.

                           For         Against        Abstain
                      ----------------------------------------
                        7,269,732      433,060        824,288

     To approve the restructuring of Voyageur Mutual Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                           For         Against        Abstain
                      ----------------------------------------
                       18,642,505      933,974       1,312,086

This annual report is for the information of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

(photo of globes)

                                                                       directors
                                                                      & officers

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Prospectus for the Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

(photo of globes)


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions

Representatives Only
1.800.659.2265

www.delawareinvestments.com

DELAWARE (SM)
INVESTMENTS
---------------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(2192) (J5178)
AR-FLNY[8/99]PPL10/99